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[LOGO]                                            EPIX Medical, Inc.
                                                  71 Rogers Street
                                                  Cambridge, MA 02142-1118
                                                  Tel: 617-250-6000
                                                  Fax: 617-260-6032
                                                  Web: www.epixmed.com


VIA HAND, RETURN RECEIPT REQUESTED
---------------------------------

June 30, 1999

SatCon Technology Corporation
161 First Street
Cambridge, MA 02142

To whom it may concern:

Pursuant to Article 5 of the First Amendment to Sublease dated as of July
15, 1998 by and between SatCon Technology Corporation and EPIX Medical, Inc., we hereby elect to extend the term of the sublease for an additional three (3) years, beginning January 1, 2000 and ending December 31, 2002.

Sincerely,

/s/ Stephen C. Knight
Stephen C. Knight
Chief Financial Officer

Cc:
--
SatCon Technology Corporation
c/o Mr. John McCabe
Corporate Controller
161 First Street
Cambridge, MA 02142

Gunwyn/First Street Limited Partnership
c/o Gunwyn Company
47 Thorndike Street
Cambridge, MA
Attention: Jennifer F. Francis

The Bulfinch Companies
c/o Mr. Eric Schlager
250 First Avenue, Suite 200
Needham, MA 02494-2805